UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of Report: August 23, 2012


                       MEDINA INTERNATIONAL HOLDINGS, INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)
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


              Colorado                                  000-27211                               84-1469319
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)
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                        1802 Pomona Rd., Corona, CA 92880
                        ---------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (909) 522-4414
                                 --------------
               Registrant's telephone number, including area code



          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                   SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.03 Material Modification to Rights of Security Holders.

Authorization of Series C Convertible Preferred Stock

On August 31, 2012, the Board of Directors of Medina International Holdings, Inc. ("the Company") authorized the creation of a new series of its Preferred Stock. The Series C Convertible Preferred Stock ("Series C Preferred Stock") shall have 500 authorized shares. At the time of this filing no shares of the Series C Preferred Stock have been issued.

The holders of the Series C Preferred Stock have a voting right equal to that of the common stock holders in any matter that the common stock holders of the Company are able to vote upon. The Series C Preferred Stock is equal to such number of votes as shall be equal to the aggregate number of shares of common stock into which such holder's shares of Series C Stock are convertible immediately after the close of business on the record date determined for any vote.

The Series C Preferred Stock is convertible into shares of the Company's restricted common stock. The Series C Preferred Stock convert at a rate of 1 share of Series C Preferred Stock for 62,500 shares of the Company's common stock.

The Series C Preferred Stock is redeemable by the Company, at a price equal to the greater of $6,000 per share or the market value of the common stock into which the Series C Preferred Stock is convertible on the date of redemption.

The Series C Preferred Stock has liquidation preference over the holders of common stock that does provide for the holders of the Series C Preferred Stock to receive a 150% return on their capital, on a pro rata basis, based upon the number of shares of the Company's common stock the Series C Preferred Stock would be convertible into at the time of the liquidation event. The Company's issued and outstanding Series A Preferred Stock and Series B Convertible Preferred Stock have the same liquidation preference.

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August __, 2012, the Company filed an Amendment to its Articles of Incorporation, to designate a Series C Convertible Preferred Stock. The Series C Convertible Preferred stock is described in greater detail in Item 3.03, above.

                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     Exhibit No.                   Description
     -----------                   -----------

3(i).1 Amendment to the Articles of Incorporation, Certificate of Designation of Series C


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                          MEDINA INTERNATIONAL HOLDINGS, INC.

                                           By:      /s/Daniel Medina
                                                    -----------------
                                                       Daniel Medina, President


 Date: August 29, 2012